Preferred Units	3 Months Ended
Dec. 31, 2020
Temporary Equity Disclosure [Abstract]
Preferred Units	Preferred Units
As of August 13, 2020, the Company entered into the Fourth Amended and Restated Limited Liability Agreement (the "Fourth LLC Agreement") which declared the mandatory redemption date for all Series A Preferred Units in cash to one year following the expiration of the credit agreement (as may be further amended, restated, supplemented, modified or replaced from time to time) which is currently set to mature on September 28, 2023.
At any time prior to an IPO or Listing Transaction and at such holder’s sole discretion, a holder of Series A Preferred Units may elect to convert such Series A Preferred Units to a number of common units in accordance with the formula set forth in the Fourth LLC Agreement. Immediately prior to any conversion, all accrued and undeclared but unpaid dividends on the Series A Preferred Units shall be paid in kind to such holder of Series A Preferred Units electing to convert its units. The Series A Preferred conversion price is $120 per unit for the periods presented, as adjusted to reflect any subdivision, stock split, recapitalization, reclassification or consolidation of the common units.
Immediately following the execution of an underwriting agreement, but prior to the closing of an IPO or Listing Transaction, all outstanding Series A Preferred Units shall be automatically converted into Listed Shares at a conversion rate formula set forth in the Fourth LLC Agreement. The conversion will result in a deemed preferred distribution to the Series A Preferred Unit holders, which will reduce income attributable to common units in the period in which the conversion occurs.
The tables below summarize the changes in preferred units during the three months ended December 31, 2020 and 2019:

	Units	Amount
		($ in thousands)
Balance, September 30, 2020	504,168	$60,292
Dividends paid in kind	7,527	904
Balance, December 31, 2020	511,695	$61,196

	Units	Amount
		($ in thousands)
Balance, September 30, 2019	475,152	$56,810
Dividends paid in kind	7,094	851
Balance, December 31, 2019	482,246	$57,661

During the three months ended December 31, 2020 and 2019, the Company issued 7,527 units and 7,094 units of Series A Preferred Units as paid in kind dividends. As of December 31, 2020 and September 30, 2020, the Company had accrued dividends payable on the Series A Preferred Units of $917 thousand and $903 thousand, respectively, which are included in accrued liabilities in the condensed consolidated balance sheets.
Subsequent to the balance sheet date of December 31, 2020, the Company elected under the Fourth LLC Agreement to pay all Series A Preferred dividends in cash instead of additional Series A Preferred Units. On January 29, 2021, the Company paid $917 thousand on 7,639 Series A Preferred Units accrued at December 31, 2020.
In accordance with ASC 480-10-S99 Distinguishing Liabilities From Equity, equity securities are required to be classified outside of permanent equity in temporary equity if they are redeemable or may become redeemable for cash or other assets. As the Company is not considered to have sole control over the contractually mandated redemption which is currently set for redemption in 2024, the Series A Preferred Units have been classified as mezzanine equity.